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                                                                    EXHIBIT 21.1


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                                                                                               COUNTRY
                                                                                           OF JURISDICTION
                                                                                        ---------------------
The Profit Recovery Group International, Inc.                                                United States

The Profit Recovery Group Australia, Inc.                                                    United States
         Cost Recovery Professional PTY LTD                                                    Australia
         Profit Recovery Professional PTY LTD                                                  Australia
The Profit Recovery Group Belgium, Inc.                                                      United States
The Profit Recovery Group Canada, Inc.                                                       United States
The Profit Recovery Group Germany, Inc.                                                      United States
The Profit Recovery Group France, Inc.                                                       United States
The Profit Recovery Group Mexico, Inc.                                                       United States
         The Profit Recovery Group Holdings Mexico, S de RL de CV                                Mexico
                  The Profit Recovery Group Servicios Mexico, S de RL de CV                      Mexico
                  The Profit Recovery Group de Mexico, S de RL de CV                             Mexico
The Profit Recovery Group USA, Inc.                                                           United States
         PRGRS, Inc.                                                                          United States
         PRGLS, Inc.                                                                          United States
The Profit Recovery Group Netherlands, Inc.                                                   United States
The Profit Recovery Group New Zealand, Inc.                                                   United States
The Profit Recovery Group Asia, Inc.                                                          United States
                  The Profit Recovery Group Singapore PTE LTD                                   Singapore
                           Malaysia Branch                                                         N/A
                           Indonesia Branch                                              NO OFFICIAL PRESENCE
                           South Korea Branch                                            NO OFFICIAL PRESENCE
                           Hong Kong Branch                                                        N/A
                           Philippines Branch                                            NO OFFICIAL PRESENCE
                           Taiwan Branch                                                           N/A
The Profit Recovery Group Suzhou' Co, Ltd.                                                        China
The Profit Recovery Group South Africa, Inc.                                                  United States
The Profit Recovery Group Switzerland, Inc.                                                   United States
The Profit Recovery Group UK, Inc.                                                            United States
The Profit Recovery Group International Holding Co., Inc.                                     United States
         PRGFS, Inc.                                                                          United States
The Profit Recovery Group Italy, Inc.                                                         United States
The Profit Recovery Group Spain, Inc.                                                         United States
PRG Holding Co. No. 1, LLC                                                                    United States
         Toujuth SNC                                                                              France
         Bismas SNC                                                                               France
PRG Holding Co. No. 2, LLC                                                                    United States
PRG, Inc.                                                                                     United States
PRG USA, Inc.                                                                                 United States
The Profit Recovery Group Greece, Inc.                                                        United States
The Profit Recovery Group Portugal, Inc.                                                      United States
PRG do Brasil Ltda                                                                                Brazil
PRG do Argentina                                                                                Argentina


Meridian VAT Corporation Limited                                                                  Jersey
         JA Ewing, Inc.                                                                       United States
         Meridian VAT Reclaim Services Limited                                               United Kingdom
         Meridian VAT Reclaim Operations Limited                                                 Ireland
                  Meridian VAT Trustees Limited                                                  Ireland
                  Meridian VAT Processing (N. America) Limited                                   Ireland
                           Meridian VAT Reclaim, Inc.                                         United States
                           Meridian VAT Reclaim Canada, Inc.                                      Canada
                  Meridian VAT Processing (International) Limited                                Ireland
                           Meridian Vat Sverige AB                                                Sweden
                           Meridian VAT Reclaim Hong Kong Limited                                Hong Kong
                           Meridian VAT Reclaim (Pty) Limited                                  South Africa
                                    VATClaim International (Pty) Limited                       South Africa
                           Meridian VAT Reclaim (India) Private Limited                            India
                           Meridian VAT Reclaim (UK) Limited                                 United Kingdom
                                    VAT Claim (International) UK Limited                     United Kingdom
                                    Meridian VAT Reclaim (Australia PTY) Limited                Australia
                                    Meridian VAT Reclaim GmbH                                    Germany
                           Meridian VAT Reclaim (Schweiz) AG                                   Switzerland
                           Meridian VAT Reclaim Japan, Inc.                                       Japan
                                    Meridian VAT Reclaim Company Limited                          Korea
                  Meridian VAT Processing (Japan) Limited                                        Ireland
                  Meridian VAT Reclaim France, S.A.R.L.                                           France
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